Exhibit 10

                 ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES
                            AND CASH SURRENDER VALUES

POLICY OPTION A

ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES
AND CASH SURRENDER VALUES
--------------------------------------------------------------------------------
The tables on the following pages illustrate how a policy's Death Benefits, Account Values and Cash Surrender Value could vary over time assuming constant hypothetical gross (after tax) annual investment returns of 0%, 6% and 12%. The policy benefits will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the figures will be different if the returns averaged 0%, 6% or 12% over a period of years but went above or below those figures in individual policy years. The policy benefits also will differ, depending on your premium allocations to each Subaccount of the Account, if the overall actual rates of return averaged 0%, 6% or 12%, but went above or below those figures for the individual Subaccounts. The tables are for standard risk males and females that have never smoked. In states where cost of insurance rates are not based on gender, the tables designated "male" apply to all standard risk people who have never smoked. Account values and Cash Surrender Values may be lower for smokers or former smokers or for risk classes involving higher mortality risk. In these examples we assume planned premium payments are paid at the beginning of each policy year. The difference between the policy value and the cash surrender value is the surrender charge. Illustrated tables are included for death benefit Option 1 and death benefit Option 2.

    The death benefit, account value and Cash Surrender Value amounts reflect the following current charges:

    1.  Issue charge of $1.50 per $1,000 of face amount up to a maximum of $600.

    2.  Premium Expense charge of 6% of all premiums.

    3. Cost of insurance charge. The tables illustrate cost of insurance at both the current rates and at the maximum rates guaranteed in the Policies.

    4. The monthly Mortality and Expense risk charge is equal to 0.075% of Policy Value each month during the first 10 policy years. After the 10th policy year, the monthly Mortality and Expense risk charge will vary by the amount of non-loaned Separate Account value relative to total face amount (base face amount + term rider face amount, if any + layer face amounts, if any). The following table lists the monthly Mortality and Expense risk charge applied in policy years 11 and after:

      ------------------------------------------------------------- -------------------------------------------------------
      Ratio of non-loaned account value to total face amount        Mortality and Expense risk charge
      ------------------------------------------------------------- -------------------------------------------------------
      Less than 40%                                                 0.075% of non-loaned Separate Account Value
      ------------------------------------------------------------- -------------------------------------------------------
      Greater than or equal to 40% and less than 60%                0.050% of non-loaned Separate Account Value
      ------------------------------------------------------------- -------------------------------------------------------
      Greater than or equal to 60%                                  0.025% of non-loaned Separate Account Value
      ------------------------------------------------------------- -------------------------------------------------------

These illustrations also assume an average investment advisory fee of 0.68% on an annual basis, of the average daily net asset value of each of the Series of the Funds. These illustrations also assume other ongoing average Fund expenses of 0.25%. All other Fund expenses, except capital items such as brokerage commissions, are paid by the Advisor or by Phoenix. Management may decide to limit the amount of expense reimbursement in the future. If expense reimbursement had not been in place for the fiscal year ended December 31, 2001, average total operating expenses for the Series would have been approximately 0.93% of the average net assets.

Taking into account the mortality and expense risk charge and the investment advisory fees and expenses, the gross annual investment return rates of 0%, 6% and 12% on the Funds' assets are equivalent to net annual investment return rates of approximately -0.93%, 5.07% and 11.07%, respectively. For individual illustrations, assumed rates of return ranging between 0% and 12% may be selected in place of the 6% rate.

The hypothetical returns shown in the tables are without any tax charges that may be attributable to the Account in the future. If such tax charges are imposed in the future, then in order to produce after tax returns equal to those illustrated for 0%, 6% and 12%, a sufficiently higher amount in excess of the hypothetical interest rates would have to be earned.

The second column of each table shows the amount that would accumulate if an amount equal to the premiums paid were invested to earn interest, after taxes, at 5% compounded annually. These tables show that if a Policy is returned in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value may be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning a Policy for a relatively short time may be high.

On request, we will furnish the policy owner with a comparable illustration based on the age and sex of the proposed insured person(s), the appropriate risk class assumptions, the current face amount and planned premium chosen.

                         PHL VARIABLE INSURANCE COMPANY              PAGE 1 OF 2

MALE 35 NEVERSMOKE                                         FACE AMOUNT: $100,000
                                                  INITIAL ANNUAL PREMIUM: $1,000

         THE PHOENIX EDGE(R) - VUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                         LIFE INSURANCE POLICY OPTION 1

                            ASSUMING CURRENT CHARGES

                                               CASH                             CASH                             CASH
            ASSUMED    PREMIUM    ACCOUNT    SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
            PREMIUM    ACCUM.      VALUE       VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
    YEAR    PAYMENTS   @ 5.0%      @ 0%        @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050     651             0    100,000        699          0    100,000        747          0    100,000
        2      1,000      2,153    1,434            0    100,000      1,575          0    100,000      1,722          0    100,000
        3      1,000      3,310    2,194          451    100,000      2,479        736    100,000      2,786      1,043    100,000
        4      1,000      4,526    2,932        1,189    100,000      3,411      1,668    100,000      3,950      2,207    100,000
        5      1,000      5,802    3,646        1,903    100,000      4,371      2,628    100,000      5,221      3,478    100,000
        6      1,000      7,142    4,335        2,592    100,000      5,361      3,618    100,000      6,609      4,866    100,000
        7      1,000      8,549    4,999        3,256    100,000      6,379      4,636    100,000      8,126      6,383    100,000
        8      1,000     10,027    5,638        4,174    100,000      7,426      5,961    100,000      9,783      8,319    100,000
        9      1,000     11,578    6,250        4,995    100,000      8,501      7,246    100,000     11,595     10,340    100,000
       10      1,000     13,207    6,835        5,789    100,000      9,607      8,561    100,000     13,578     12,532    100,000
       11      1,000     14,917    7,418        6,581    100,000     10,779      9,942    100,000     15,799     14,963    100,000
       12      1,000     16,713    7,978        7,350    100,000     11,991     11,363    100,000     18,244     17,616    100,000
       13      1,000     18,599    8,514        8,096    100,000     13,244     12,825    100,000     20,950     20,532    100,000
       14      1,000     20,579    9,026        8,817    100,000     14,539     14,330    100,000     23,954     23,745    100,000
       15      1,000     22,657    9,513        9,513    100,000     15,879     15,879    100,000     27,269     27,269    100,000
       16      1,000     24,840    9,975        9,975    100,000     17,265     17,265    100,000     30,933     30,933    100,000
       17      1,000     27,132   10,409       10,409    100,000     18,696     18,696    100,000     34,981     34,981    100,000
       18      1,000     29,539   10,812       10,812    100,000     20,181     20,181    100,000     39,456     39,456    100,000
       19      1,000     32,066   11,182       11,182    100,000     21,737     21,737    100,000     44,474     44,474    100,000
       20      1,000     34,719   11,516       11,516    100,000     23,344     23,344    100,000     50,037     50,037    100,000
     @ 65      1,000     69,761     12,872     12,872    100,000     43,123     43,123    100,000    152,453    152,453    185,993

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 33.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 0.93%. Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

                         PHL VARIABLE INSURANCE COMPANY              PAGE 2 OF 2

MALE 35 NEVERSMOKE                                         FACE AMOUNT: $100,000
                                                  INITIAL ANNUAL PREMIUM: $1,000

      THE PHOENIX EDGE(R) - VUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
                        INSURANCE DEATH BENEFIT OPTION 1

                           ASSUMING GUARANTEED CHARGES

                                               CASH                             CASH                             CASH
           ASSUMED     PREMIUM    ACCOUNT    SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH      ACCOUNT   SURRENDER    DEATH
           PREMIUM     ACCUM.      VALUE       VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE      VALUE     BENEFIT
    YEAR   PAYMENTS    @ 5.0%      @ 0%        @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
       1      1,000      1,050        630          0    100,000        678          0    100,000        725          0     100,000
       2      1,000      2,153      1,391          0    100,000      1,530          0    100,000      1,674          0     100,000
       3      1,000      3,310      2,129        386    100,000      2,408        665    100,000      2,709        966     100,000
       4      1,000      4,526      2,843      1,100    100,000      3,312      1,569    100,000      3,839      2,096     100,000
       5      1,000      5,802      3,533      1,790    100,000      4,242      2,499    100,000      5,071      3,328     100,000
       6      1,000      7,142      4,197      2,454    100,000      5,197      3,454    100,000      6,415      4,672     100,000
       7      1,000      8,549      4,834      3,091    100,000      6,178      4,435    100,000      7,881      6,138     100,000
       8      1,000     10,027      5,444      3,979    100,000      7,184      5,720    100,000      9,482      8,017     100,000
       9      1,000     11,578      6,024      4,769    100,000      8,215      6,960    100,000     11,228      9,973     100,000
      10      1,000     13,207      6,577      5,531    100,000      9,272      8,226    100,000     13,137     12,091     100,000
      11      1,000     14,917      7,098      6,262    100,000     10,353      9,516    100,000     15,222     14,386     100,000
      12      1,000     16,713      7,587      6,960    100,000     11,458     10,831    100,000     17,501     16,874     100,000
      13      1,000     18,599      8,042      7,624    100,000     12,587     12,169    100,000     19,995     19,577     100,000
      14      1,000     20,579      8,463      8,254    100,000     13,740     13,531    100,000     22,725     22,516     100,000
      15      1,000     22,657      8,846      8,846    100,000     14,915     14,915    100,000     25,715     25,715     100,000
      16      1,000     24,840      9,191      9,191    100,000     16,112     16,112    100,000     28,993     28,993     100,000
      17      1,000     27,132      9,492      9,492    100,000     17,328     17,328    100,000     32,587     32,587     100,000
      18      1,000     29,539      9,743      9,743    100,000     18,558     18,558    100,000     36,530     36,530     100,000
      19      1,000     32,066      9,940      9,940    100,000     19,799     19,799    100,000     40,859     40,859     100,000
      20      1,000     34,719     10,077     10,077    100,000     21,046     21,046    100,000     45,617     45,617     100,000
    @ 65      1,000     69,761      6,517      6,517    100,000     32,844     32,844    100,000    129,729    129,729     158,270

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 33.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 0.93%. Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

                         PHL VARIABLE INSURANCE COMPANY              PAGE 1 OF 2

FEMALE 35 NEVERSMOKE                                       FACE AMOUNT: $100,000
                                                  INITIAL ANNUAL PREMIUM: $1,000

         THE PHOENIX EDGE(R) - VUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                     LIFE INSURANCE DEATH BENEFIT OPTION 1

                            ASSUMING CURRENT CHARGES

                                               CASH                             CASH                             CASH
           ASSUMED     PREMIUM    ACCOUNT    SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH
           PREMIUM     ACCUM.      VALUE       VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT
    YEAR   PAYMENTS    @ 5.0%      @ 0%        @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
       1      1,000      1,050        678          0    100,000        726          0    100,000        775          0    100,000
       2      1,000      2,153      1,485         12    100,000      1,629        156    100,000      1,780        306    100,000
       3      1,000      3,310      2,271        797    100,000      2,562      1,089    100,000      2,878      1,404    100,000
       4      1,000      4,526      3,033      1,560    100,000      3,525      2,052    100,000      4,078      2,605    100,000
       5      1,000      5,802      3,772      2,299    100,000      4,518      3,045    100,000      5,391      3,917    100,000
       6      1,000      7,142      4,487      3,014    100,000      5,542      4,069    100,000      6,825      5,352    100,000
       7      1,000      8,549      5,177      3,703    100,000      6,596      5,122    100,000      8,393      6,919    100,000
       8      1,000     10,027      5,841      4,604    100,000      7,681      6,444    100,000     10,107      8,869    100,000
       9      1,000     11,578      6,481      5,420    100,000      8,800      7,739    100,000     11,985     10,924    100,000
      10      1,000     13,207      7,098      6,213    100,000      9,954      9,070    100,000     14,042     13,158    100,000
      11      1,000     14,917      7,717      7,009    100,000     11,182     10,475    100,000     16,352     15,644    100,000
      12      1,000     16,713      8,317      7,786    100,000     12,456     11,926    100,000     18,897     18,367    100,000
      13      1,000     18,599      8,897      8,544    100,000     13,779     13,425    100,000     21,734     21,380    100,000
      14      1,000     20,579      9,458      9,281    100,000     15,152     14,975    100,000     24,870     24,694    100,000
      15      1,000     22,657      9,999      9,999    100,000     16,578     16,578    100,000     28,338     28,338    100,000
      16      1,000     24,840     10,519     10,519    100,000     18,058     18,058    100,000     32,171     32,171    100,000
      17      1,000     27,132     11,018     11,018    100,000     19,595     19,595    100,000     36,412     36,412    100,000
      18      1,000     29,539     11,494     11,494    100,000     21,222     21,222    100,000     41,120     41,120    100,000
      19      1,000     32,066     11,945     11,945    100,000     22,912     22,912    100,000     46,385     46,385    100,000
      20      1,000     34,719     12,372     12,372    100,000     24,669     24,669    100,000     52,226     52,226    100,000
    @ 65      1,000     69,761     15,765     15,765    100,000     47,514     47,514    100,000    159,848    159,848    195,015

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 38.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 0.93%. Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

                         PHL VARIABLE INSURANCE COMPANY              PAGE 2 OF 2

FEMALE 35 NEVERSMOKE                                       FACE AMOUNT: $100,000
                                                  INITIAL ANNUAL PREMIUM: $1,000

         THE PHOENIX EDGE(R) - VUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                     LIFE INSURANCE DEATH BENEFIT OPTION 1

                           ASSUMING GUARANTEED CHARGES

                                               CASH                             CASH                             CASH
           ASSUMED     PREMIUM    ACCOUNT    SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH
           PREMIUM     ACCUM.      VALUE       VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT
    YEAR   PAYMENTS    @ 5.0%      @ 0%        @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
       1      1,000      1,050        652          0    100,000        700          0    100,000        748          0    100,000
       2      1,000      2,153      1,433          0    100,000      1,574        101    100,000      1,721        247    100,000
       3      1,000      3,310      2,191        717    100,000      2,475      1,001    100,000      2,783      1,309    100,000
       4      1,000      4,526      2,924      1,451    100,000      3,403      1,929    100,000      3,941      2,468    100,000
       5      1,000      5,802      3,632      2,159    100,000      4,357      2,884    100,000      5,205      3,732    100,000
       6      1,000      7,142      4,315      2,841    100,000      5,338      3,865    100,000      6,584      5,111    100,000
       7      1,000      8,549      4,969      3,496    100,000      6,345      4,871    100,000      8,088      6,614    100,000
       8      1,000     10,027      5,597      4,359    100,000      7,378      6,141    100,000      9,730      8,492    100,000
       9      1,000     11,578      6,198      5,137    100,000      8,441      7,380    100,000     11,525     10,464    100,000
      10      1,000     13,207      6,773      5,888    100,000      9,533      8,649    100,000     13,489     12,605    100,000
      11      1,000     14,917      7,321      6,614    100,000     10,656      9,949    100,000     15,641     14,934    100,000
      12      1,000     16,713      7,843      7,313    100,000     11,811     11,280    100,000     17,999     17,469    100,000
      13      1,000     18,599      8,338      7,984    100,000     12,998     12,644    100,000     20,585     20,231    100,000
      14      1,000     20,579      8,803      8,626    100,000     14,217     14,040    100,000     23,421     23,244    100,000
      15      1,000     22,657      9,239      9,239    100,000     15,470     15,470    100,000     26,535     26,535    100,000
      16      1,000     24,840      9,643      9,643    100,000     16,754     16,754    100,000     29,955     29,955    100,000
      17      1,000     27,132     10,014     10,014    100,000     18,072     18,072    100,000     33,713     33,713    100,000
      18      1,000     29,539     10,348     10,348    100,000     19,421     19,421    100,000     37,845     37,845    100,000
      19      1,000     32,066     10,642     10,642    100,000     20,799     20,799    100,000     42,390     42,390    100,000
      20      1,000     34,719     10,895     10,895    100,000     22,208     22,208    100,000     47,395     47,395    100,000
    @ 65      1,000     69,761     10,770     10,770    100,000     38,237     38,237    100,000    136,319    136,319    166,310

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 38.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 0.93%. Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

                         PHL VARIABLE INSURANCE COMPANY              PAGE 1 OF 2

MALE 35 NEVERSMOKE                                         FACE AMOUNT: $100,000
                                                  INITIAL ANNUAL PREMIUM: $1,000

         THE PHOENIX EDGE(R) - VUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                     LIFE INSURANCE DEATH BENEFIT OPTION 2

                            ASSUMING CURRENT CHARGES

                                               CASH                             CASH                             CASH
           ASSUMED     PREMIUM    ACCOUNT    SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH
           PREMIUM     ACCUM.      VALUE       VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT
    YEAR   PAYMENTS    @ 5.0%      @ 0%        @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
       1      1,000      1,050        650          0    100,651        698          0    100,698        746          0    100,746
       2      1,000      2,153      1,430          0    101,431      1,571          0    101,572      1,718          0    101,718
       3      1,000      3,310      2,187        444    102,187      2,470        727    102,471      2,777      1,034    102,778
       4      1,000      4,526      2,919      1,176    102,920      3,396      1,653    103,397      3,932      2,189    103,933
       5      1,000      5,802      3,627      1,884    103,627      4,348      2,605    104,348      5,192      3,449    105,192
       6      1,000      7,142      4,308      2,565    104,308      5,326      3,583    105,326      6,564      4,821    106,564
       7      1,000      8,549      4,961      3,218    104,962      6,328      4,585    106,328      8,058      6,315    108,058
       8      1,000     10,027      5,587      4,123    105,588      7,355      5,891    107,356      9,686      8,222    109,686
       9      1,000     11,578      6,184      4,929    106,185      8,406      7,151    108,407     11,459     10,204    111,459
      10      1,000     13,207      6,752      5,706    106,752      9,482      8,436    109,483     13,391     12,345    113,392
      11      1,000     14,917      7,315      6,478    107,315     10,618      9,781    110,618     15,548     14,711    115,548
      12      1,000     16,713      7,851      7,224    107,852     11,785     11,158    111,786     17,910     17,283    117,911
      13      1,000     18,599      8,362      7,943    108,362     12,986     12,568    112,987     20,507     20,088    120,507
      14      1,000     20,579      8,845      8,636    108,846     14,221     14,011    114,221     23,381     23,172    123,381
      15      1,000     22,657      9,300      9,300    109,301     15,488     15,488    115,489     26,536     26,536    126,537
      16      1,000     24,840      9,727      9,727    109,727     16,790     16,790    116,790     30,003     30,003    130,004
      17      1,000     27,132     10,121     10,121    110,121     18,123     18,123    118,123     33,809     33,809    133,810
      18      1,000     29,539     10,480     10,480    110,480     19,485     19,485    119,485     37,987     37,987    137,987
      19      1,000     32,066     10,801     10,801    110,802     20,906     20,906    120,906     42,615     42,615    142,615
      20      1,000     34,719     11,081     11,081    111,081     22,355     22,355    122,355     47,723     47,723    147,723
    @ 65      1,000     69,761     11,623     11,623    111,623     38,511     38,511    138,511    137,922    137,922    237,922

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 32.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 0.93%. Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

                         PHL VARIABLE INSURANCE COMPANY              PAGE 2 OF 2

MALE 35 NEVERSMOKE                                         FACE AMOUNT: $100,000
                                                  INITIAL ANNUAL PREMIUM: $1,000

        THE PHOENIX EDGE(R) - VUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                     LIFE INSURANCE DEATH BENEFIT OPTION 2

                           ASSUMING GUARANTEED CHARGES

                                               CASH                             CASH                             CASH
           ASSUMED     PREMIUM    ACCOUNT    SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH
           PREMIUM     ACCUM.      VALUE       VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT
    YEAR   PAYMENTS    @ 5.0%      @ 0%        @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%     @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
       1      1,000      1,050        629          0    100,630        676          0    100,677        723          0    100,724
       2      1,000      2,153      1,387          0    101,388      1,525          0    101,526      1,669          0    101,670
       3      1,000      3,310      2,121        378    102,122      2,398        655    102,399      2,699        956    102,699
       4      1,000      4,526      2,830      1,087    102,830      3,295      1,552    103,296      3,819      2,076    103,820
       5      1,000      5,802      3,512      1,769    103,512      4,215      2,472    104,216      5,039      3,296    105,039
       6      1,000      7,142      4,166      2,423    104,167      5,158      3,415    105,158      6,365      4,622    106,365
       7      1,000      8,549      4,791      3,048    104,792      6,121      4,378    106,121      7,806      6,063    107,806
       8      1,000     10,027      5,387      3,923    105,388      7,105      5,641    107,106      9,373      7,909    109,374
       9      1,000     11,578      5,952      4,697    105,952      8,109      6,854    108,110     11,076      9,821    111,077
      10      1,000     13,207      6,485      5,439    106,485      9,133      8,087    109,134     12,929     11,883    112,930
      11      1,000     14,917      6,984      6,147    106,984     10,174      9,337    110,174     14,942     14,106    114,943
      12      1,000     16,713      7,447      6,819    107,447     11,230     10,602    111,230     17,130     16,502    117,130
      13      1,000     18,599      7,873      7,454    107,873     12,300     11,881    112,300     19,508     19,090    119,508
      14      1,000     20,579      8,260      8,051    108,261     13,382     13,173    113,383     22,093     21,884    122,093
      15      1,000     22,657      8,606      8,606    108,607     14,474     14,474    114,475     24,901     24,901    124,902
      16      1,000     24,840      8,909      8,909    108,910     15,573     15,573    115,574     27,954     27,954    127,955
      17      1,000     27,132      9,163      9,163    109,164     16,673     16,673    116,673     31,269     31,269    131,269
      18      1,000     29,539      9,362      9,362    109,362     17,765     17,765    117,766     34,864     34,864    134,864
      19      1,000     32,066      9,501      9,501    109,501     18,845     18,845    118,846     38,761     38,761    138,761
      20      1,000     34,719      9,571      9,571    109,572     19,902     19,902    119,902     42,981     42,981    142,982
    @ 65      1,000     69,761      5,011      5,011    105,011     26,894     26,894    126,895    109,621    109,621    209,622

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 32.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 0.93%. Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

                         PHL VARIABLE INSURANCE COMPANY              PAGE 1 OF 2

FEMALE 35 NEVERSMOKE                                       FACE AMOUNT: $100,000
                                                  INITIAL ANNUAL PREMIUM: $1,000

        THE PHOENIX EDGE(R) - VUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                     LIFE INSURANCE DEATH BENEFIT OPTION 2

                            ASSUMING CURRENT CHARGES

                                               CASH                             CASH                             CASH
           ASSUMED     PREMIUM    ACCOUNT    SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH
           PREMIUM     ACCUM.      VALUE       VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT
    YEAR   PAYMENTS    @ 5.0%      @ 0%        @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
       1      1,000      1,050        677          0    100,677        725        725    100,726        774          0    100,774
       2      1,000      2,153      1,482          9    101,483      1,626      1,626    101,627      1,776        303    101,777
       3      1,000      3,310      2,264        791    102,265      2,555      2,555    102,556      2,870      1,396    102,870
       4      1,000      4,526      3,023      1,549    103,023      3,513      3,513    103,513      4,064      2,590    104,064
       5      1,000      5,802      3,756      2,282    103,756      4,498      4,498    104,498      5,366      3,892    105,366
       6      1,000      7,142      4,463      2,990    104,464      5,511      5,511    105,512      6,786      5,312    106,786
       7      1,000      8,549      5,144      3,670    105,144      6,552      6,552    106,552      8,333      6,860    108,334
       8      1,000     10,027      5,797      4,559    105,797      7,620      7,620    107,620     10,022      8,784    110,022
       9      1,000     11,578      6,423      5,362    106,424      8,717      8,717    108,717     11,864     10,803    111,865
      10      1,000     13,207      7,024      6,140    107,025      9,844      9,844    109,845     13,877     12,993    113,878
      11      1,000     14,917      7,625      6,918    107,626     11,039     11,039    111,040     16,130     15,422    116,130
      12      1,000     16,713      8,206      7,675    108,206     12,275     12,275    112,276     18,604     18,073    118,604
      13      1,000     18,599      8,764      8,410    108,764     13,553     13,553    113,553     21,343     20,989    121,343
      14      1,000     20,579      9,299      9,123    109,300     14,873     14,873    114,873     24,368     24,191    124,368
      15      1,000     22,657      9,813      9,813    109,814     16,237     16,237    116,238     27,698     27,698    127,698
      16      1,000     24,840     10,303     10,303    110,303     17,645     17,645    117,646     31,363     31,363    131,363
      17      1,000     27,132     10,768     10,768    110,768     19,099     19,099    119,099     35,398     35,398    135,398
      18      1,000     29,539     11,207     11,207    111,208     20,628     20,628    120,629     39,839     39,839    139,840
      19      1,000     32,066     11,618     11,618    111,618     22,206     22,206    122,206     44,795     44,795    144,795
      20      1,000     34,719     12,000     12,000    112,001     23,833     23,833    123,834     50,260     50,260    150,260
    @ 65      1,000     69,761     14,806     14,806    114,806     44,059     44,059    144,060    149,014    149,014    249,014

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 37.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 0.93%. Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

                         PHL VARIABLE INSURANCE COMPANY              PAGE 2 OF 2

FEMALE 35 NEVERSMOKE                                       FACE AMOUNT: $100,000
                                                  INITIAL ANNUAL PREMIUM: $1,000

        THE PHOENIX EDGE(R) - VUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                     LIFE INSURANCE DEATH BENEFIT OPTION 2

                           ASSUMING GUARANTEED CHARGES

                                               CASH                             CASH                             CASH
           ASSUMED     PREMIUM    ACCOUNT    SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH
           PREMIUM     ACCUM.      VALUE       VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT
    YEAR   PAYMENTS    @ 5.0%      @ 0%        @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
       1      1,000      1,050        651          0    100,651        699          0    100,699        746          0    100,747
       2      1,000      2,153      1,430          0    101,430      1,570         97    101,571      1,717        243    101,717
       3      1,000      3,310      2,183        710    102,184      2,467        993    102,467      2,773      1,300    102,774
       4      1,000      4,526      2,912      1,438    102,912      3,388      1,914    103,388      3,924      2,450    103,924
       5      1,000      5,802      3,613      2,139    103,613      4,333      2,860    104,334      5,175      3,702    105,176
       6      1,000      7,142      4,287      2,813    104,287      5,302      3,828    105,302      6,538      5,064    106,538
       7      1,000      8,549      4,930      3,457    104,931      6,292      4,819    106,293      8,018      6,545    108,019
       8      1,000     10,027      5,544      4,307    105,545      7,306      6,068    107,306      9,629      8,391    109,630
       9      1,000     11,578      6,130      5,069    106,130      8,342      7,281    108,343     11,383     10,322    111,384
      10      1,000     13,207      6,687      5,802    106,687      9,403      8,519    109,404     13,296     12,412    113,296
      11      1,000     14,917      7,214      6,507    107,215     10,489      9,782    110,489     15,381     14,673    115,381
      12      1,000     16,713      7,713      7,183    107,714     11,599     11,069    111,600     17,655     17,124    117,655
      13      1,000     18,599      8,181      7,827    108,181     12,732     12,379    112,733     20,135     19,781    120,136
      14      1,000     20,579      8,616      8,439    108,617     13,888     13,711    113,889     22,840     22,663    122,841
      15      1,000     22,657      9,019      9,019    109,020     15,066     15,066    115,067     25,792     25,792    125,792
      16      1,000     24,840      9,386      9,386    109,386     16,263     16,263    116,264     29,010     29,010    129,011
      17      1,000     27,132      9,715      9,715    109,716     17,478     17,478    117,479     32,521     32,521    132,521
      18      1,000     29,539     10,004     10,004    110,005     18,708     18,708    118,708     36,348     36,348    136,349
      19      1,000     32,066     10,247     10,247    110,248     19,946     19,946    119,947     40,519     40,519    140,519
      20      1,000     34,719     10,444     10,444    110,445     21,193     21,193    121,193     45,065     45,065    145,066
    @ 65      1,000     69,761      9,460      9,460    109,461     33,519     33,519    133,520    121,039    121,039    221,040

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 37.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 0.93%. Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

POLICY OPTION B

ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES ("ACCOUNT VALUES")
AND CASH SURRENDER VALUES
--------------------------------------------------------------------------------
The tables on the following pages illustrate how a policy's Death Benefits, Account Values and Cash Surrender Value could vary over time assuming constant hypothetical gross (after tax) annual investment returns of 0%, 6% and 12%. The policy benefits will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the figures will be different if the returns averaged 0%, 6% or 12% over a period of years but went above or below those figures in individual policy years. The policy benefits also will differ, depending on your premium allocations to each Subaccount of the Account, if the overall actual rates of return averaged 0%, 6% or 12%, but went above or below those figures for the individual Subaccounts. The tables are for standard risk males and females that have never smoked. In states where cost of insurance rates are not based on gender, the tables designated "male" apply to all standard risk people who have never smoked. Account values and Cash Surrender Values may be lower for smokers or former smokers or for risk classes involving higher mortality risk. In these examples we assume planned premium payments are paid at the beginning of each policy year. The difference between the policy value and the cash surrender value is the surrender charge. Illustrated tables are included for death benefit Option 1 and death benefit Option 2.

    The death benefit, account value and Cash Surrender Value amounts reflect the following current charges:

    1. Issue charge of $1.50 per $1,000 of base face amount up to a maximum of $600.

    2.  Premium Expense charge of 6% of all premiums.

    3. Cost of insurance charge. The tables illustrate cost of insurance at both the current rates and at the maximum rates guaranteed in the Policy.

    4. The monthly Mortality and Expense risk charge is equal to 0.075% of Policy Value each month during the first 10 policy years. After the 10th policy year, the monthly Mortality and Expense risk charge will vary by the amount of non-loaned Separate Account value relative to total face amount (base face amount + term rider face amount, if any + layer face amounts, if any). The following table lists the monthly Mortality and Expense risk charge applied in policy years 11 and after:

      ------------------------------------------------------------- -------------------------------------------------------
      Ratio of non-loaned account value to total face amount        Mortality and Expense risk charge
      ------------------------------------------------------------- -------------------------------------------------------
      Less than 40%                                                 0.075% of non-loaned Separate Account Value
      ------------------------------------------------------------- -------------------------------------------------------
      Greater than or equal to 40% and less than 60%                0.055% of non-loaned Separate Account Value
      ------------------------------------------------------------- -------------------------------------------------------
      Greater than or equal to 60%                                  0.050% of non-loaned Separate Account Value
      ------------------------------------------------------------- -------------------------------------------------------

These illustrations also assume an average investment advisory fee of 0.68% on an annual basis, of the average daily net asset value of each of the Series of the Funds. These illustrations also assume other ongoing average Fund expenses of 0.25%. All other Fund expenses, except capital items such as brokerage commissions, are paid by the Advisor or by Phoenix. Management may decide to limit the amount of expense reimbursement in the future. If expense reimbursement had not been in place for the fiscal year ended December 31, 2001, average total operating expenses for the Series would have been approximately 0.93% of the average net assets.

Taking into account the mortality and expense risk charge and the investment advisory fees and expenses, the gross annual investment return rates of 0%, 6% and 12% on the Funds' assets are equivalent to net annual investment return rates of approximately -0.93%, 5.07% and 11.07%, respectively. For individual illustrations, interest rates ranging between 0% and 12% may be selected in place of the 6% rate.

The hypothetical returns shown in the tables are without any tax charges that may be attributable to the Account in the future. If such tax charges are imposed in the future, then in order to produce after tax returns equal to those illustrated for 0%, 6% and 12%, a sufficiently higher amount in excess of the hypothetical interest rates would have to be earned.

The second column of each table shows the amount that would accumulate if an amount equal to the premiums paid were invested to earn interest, after taxes, at 5% compounded annually. These tables show that if a Policy is returned in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value may be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning a Policy for a relatively short time may be high.

On request, we will furnish the policy owner with a comparable illustration based on the age and sex of the proposed insured person(s), the appropriate risk classification, the current face amount and planned premium chosen.

                         PHL VARIABLE INSURANCE COMPANY              PAGE 1 OF 2

MALE 35 NEVERSMOKE                                         FACE AMOUNT: $100,000
                                                  INITIAL ANNUAL PREMIUM: $1,000

        THE PHOENIX EDGE(R) - VUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                         LIFE INSURANCE POLICY OPTION 1

                            ASSUMING CURRENT CHARGES

                                               CASH                             CASH                             CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
            PREMIUM     ACCUM.      VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
    YEAR    PAYMENTS    @ 5.0%      @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        651          0    100,000        699          0    100,000        747          0    100,000
        2      1,000      2,153      1,434        562    100,000      1,575        703    100,000      1,722        850    100,000
        3      1,000      3,310      2,194      1,323    100,000      2,479      1,607    100,000      2,786      1,915    100,000
        4      1,000      4,526      2,932      2,060    100,000      3,411      2,539    100,000      3,950      3,078    100,000
        5      1,000      5,802      3,646      2,774    100,000      4,371      3,500    100,000      5,221      4,349    100,000
        6      1,000      7,142      4,335      3,673    100,000      5,361      4,699    100,000      6,609      5,947    100,000
        7      1,000      8,549      4,999      4,546    100,000      6,379      5,925    100,000      8,126      7,672    100,000
        8      1,000     10,027      5,638      5,394    100,000      7,426      7,182    100,000      9,783      9,539    100,000
        9      1,000     11,578      6,250      6,145    100,000      8,501      8,397    100,000     11,595     11,491    100,000
       10      1,000     13,207      6,835      6,835    100,000      9,607      9,607    100,000     13,578     13,578    100,000
       11      1,000     14,917      7,413      7,413    100,000     10,772     10,772    100,000     15,790     15,790    100,000
       12      1,000     16,713      7,968      7,968    100,000     11,976     11,976    100,000     18,222     18,222    100,000
       13      1,000     18,599      8,499      8,499    100,000     13,221     13,221    100,000     20,911     20,911    100,000
       14      1,000     20,579      9,006      9,006    100,000     14,507     14,507    100,000     23,888     23,888    100,000
       15      1,000     22,657      9,488      9,488    100,000     15,835     15,835    100,000     27,171     27,171    100,000
       16      1,000     24,840      9,944      9,944    100,000     17,208     17,208    100,000     30,796     30,796    100,000
       17      1,000     27,132     10,372     10,372    100,000     18,626     18,626    100,000     34,798     34,798    100,000
       18      1,000     29,539     10,769     10,769    100,000     20,091     20,091    100,000     39,217     39,217    100,000
       19      1,000     32,066     11,132     11,132    100,000     21,623     21,623    100,000     44,128     44,128    100,000
       20      1,000     34,719     11,459     11,459    100,000     23,203     23,203    100,000     49,562     49,562    100,000
     @ 65      1,000     69,761     12,745     12,745    100,000     42,440     42,440    100,000    148,534    148,534    181,211

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 33.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 0.93%. Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

                         PHL VARIABLE INSURANCE COMPANY              PAGE 2 OF 2

MALE 35 NEVERSMOKE                                         FACE AMOUNT: $100,000
                                                  INITIAL ANNUAL PREMIUM: $1,000

        THE PHOENIX EDGE(R) - VUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                     LIFE INSURANCE DEATH BENEFIT OPTION 1

                           ASSUMING GUARANTEED CHARGES

                                               CASH                             CASH                             CASH
           ASSUMED     PREMIUM    ACCOUNT    SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH      ACCOUNT   SURRENDER    DEATH
           PREMIUM     ACCUM.      VALUE       VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE      VALUE     BENEFIT
    YEAR   PAYMENTS    @ 5.0%      @ 0%        @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
       1      1,000      1,050        630          0    100,000        678          0    100,000        725          0     100,000
       2      1,000      2,153      1,391        520    100,000      1,530        658    100,000      1,674        802     100,000
       3      1,000      3,310      2,129      1,258    100,000      2,408      1,536    100,000      2,709      1,838     100,000
       4      1,000      4,526      2,843      1,972    100,000      3,312      2,440    100,000      3,839      2,967     100,000
       5      1,000      5,802      3,533      2,661    100,000      4,242      3,370    100,000      5,071      4,199     100,000
       6      1,000      7,142      4,197      3,535    100,000      5,197      4,535    100,000      6,415      5,753     100,000
       7      1,000      8,549      4,834      4,381    100,000      6,178      5,724    100,000      7,881      7,428     100,000
       8      1,000     10,027      5,444      5,200    100,000      7,184      6,940    100,000      9,482      9,238     100,000
       9      1,000     11,578      6,024      5,920    100,000      8,215      8,110    100,000     11,228     11,124     100,000
      10      1,000     13,207      6,577      6,577    100,000      9,272      9,272    100,000     13,137     13,137     100,000
      11      1,000     14,917      7,098      7,098    100,000     10,353     10,353    100,000     15,222     15,222     100,000
      12      1,000     16,713      7,587      7,587    100,000     11,458     11,458    100,000     17,501     17,501     100,000
      13      1,000     18,599      8,042      8,042    100,000     12,587     12,587    100,000     19,995     19,995     100,000
      14      1,000     20,579      8,463      8,463    100,000     13,740     13,740    100,000     22,725     22,725     100,000
      15      1,000     22,657      8,846      8,846    100,000     14,915     14,915    100,000     25,715     25,715     100,000
      16      1,000     24,840      9,191      9,191    100,000     16,112     16,112    100,000     28,993     28,993     100,000
      17      1,000     27,132      9,492      9,492    100,000     17,328     17,328    100,000     32,587     32,587     100,000
      18      1,000     29,539      9,743      9,743    100,000     18,558     18,558    100,000     36,530     36,530     100,000
      19      1,000     32,066      9,940      9,940    100,000     19,799     19,799    100,000     40,859     40,859     100,000
      20      1,000     34,719     10,077     10,077    100,000     21,046     21,046    100,000     45,617     45,617     100,000
    @ 65      1,000     69,761      6,517      6,517    100,000     32,844     32,844    100,000    129,729    129,729     158,270

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 33.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 0.93%. Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

                         PHL VARIABLE INSURANCE COMPANY             PAGE 1 OF 2

FEMALE 35 NEVERSMOKE                                       FACE AMOUNT: $100,000
                                                  INITIAL ANNUAL PREMIUM: $1,000

        THE PHOENIX EDGE(R) - VUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                     LIFE INSURANCE DEATH BENEFIT OPTION 1

                            ASSUMING CURRENT CHARGES

                                               CASH                             CASH                             CASH
           ASSUMED     PREMIUM    ACCOUNT    SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH
           PREMIUM     ACCUM.      VALUE       VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT
    YEAR   PAYMENTS    @ 5.0%      @ 0%        @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%     @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
       1      1,000      1,050        678          0    100,000        726          0    100,000        775         38    100,000
       2      1,000      2,153      1,485        749    100,000      1,629        893    100,000      1,780      1,043    100,000
       3      1,000      3,310      2,271      1,534    100,000      2,562      1,825    100,000      2,878      2,141    100,000
       4      1,000      4,526      3,033      2,297    100,000      3,525      2,788    100,000      4,078      3,342    100,000
       5      1,000      5,802      3,772      3,036    100,000      4,518      3,782    100,000      5,391      4,654    100,000
       6      1,000      7,142      4,487      3,927    100,000      5,542      4,982    100,000      6,825      6,265    100,000
       7      1,000      8,549      5,177      4,794    100,000      6,596      6,213    100,000      8,393      8,009    100,000
       8      1,000     10,027      5,841      5,635    100,000      7,681      7,475    100,000     10,107      9,901    100,000
       9      1,000     11,578      6,481      6,393    100,000      8,800      8,712    100,000     11,985     11,896    100,000
      10      1,000     13,207      7,098      7,098    100,000      9,954      9,954    100,000     14,042     14,042    100,000
      11      1,000     14,917      7,712      7,712    100,000     11,175     11,175    100,000     16,342     16,342    100,000
      12      1,000     16,713      8,307      8,307    100,000     12,442     12,442    100,000     18,875     18,875    100,000
      13      1,000     18,599      8,882      8,882    100,000     13,755     13,755    100,000     21,688     21,688    100,000
      14      1,000     20,579      9,438      9,438    100,000     15,118     15,118    100,000     24,797     24,797    100,000
      15      1,000     22,657      9,973      9,973    100,000     16,532     16,532    100,000     28,231     28,231    100,000
      16      1,000     24,840     10,487     10,487    100,000     17,999     17,999    100,000     32,023     32,023    100,000
      17      1,000     27,132     10,979     10,979    100,000     19,521     19,521    100,000     36,215     36,215    100,000
      18      1,000     29,539     11,449     11,449    100,000     21,125     21,125    100,000     40,853     40,853    100,000
      19      1,000     32,066     11,893     11,893    100,000     22,790     22,790    100,000     46,005     46,005    100,000
      20      1,000     34,719     12,313     12,313    100,000     24,519     24,519    100,000     51,711     51,711    100,000
    @ 65      1,000     69,761     15,629     15,629    100,000     46,733     46,733    100,000    155,696    155,696    189,950

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 38.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 0.93%. Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

                         PHL VARIABLE INSURANCE COMPANY              PAGE 2 OF 2

FEMALE 35 NEVERSMOKE                                       FACE AMOUNT: $100,000
                                                  INITIAL ANNUAL PREMIUM: $1,000

        THE PHOENIX EDGE(R) - VUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                     LIFE INSURANCE DEATH BENEFIT OPTION 1

                           ASSUMING GUARANTEED CHARGES

                                               CASH                             CASH                             CASH
           ASSUMED     PREMIUM    ACCOUNT    SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH
           PREMIUM     ACCUM.      VALUE       VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT
    YEAR   PAYMENTS    @ 5.0%      @ 0%        @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%     @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
       1      1,000      1,050        652          0    100,000        700          0    100,000        748         11    100,000
       2      1,000      2,153      1,433        696    100,000      1,574        837    100,000      1,721        984    100,000
       3      1,000      3,310      2,191      1,454    100,000      2,475      1,738    100,000      2,783      2,046    100,000
       4      1,000      4,526      2,924      2,187    100,000      3,403      2,666    100,000      3,941      3,205    100,000
       5      1,000      5,802      3,632      2,895    100,000      4,357      3,620    100,000      5,205      4,468    100,000
       6      1,000      7,142      4,315      3,755    100,000      5,338      4,778    100,000      6,584      6,024    100,000
       7      1,000      8,549      4,969      4,586    100,000      6,345      5,962    100,000      8,088      7,705    100,000
       8      1,000     10,027      5,597      5,391    100,000      7,378      7,172    100,000      9,730      9,523    100,000
       9      1,000     11,578      6,198      6,109    100,000      8,441      8,352    100,000     11,525     11,436    100,000
      10      1,000     13,207      6,773      6,773    100,000      9,533      9,533    100,000     13,489     13,489    100,000
      11      1,000     14,917      7,321      7,321    100,000     10,656     10,656    100,000     15,641     15,641    100,000
      12      1,000     16,713      7,843      7,843    100,000     11,811     11,811    100,000     17,999     17,999    100,000
      13      1,000     18,599      8,338      8,338    100,000     12,998     12,998    100,000     20,585     20,585    100,000
      14      1,000     20,579      8,803      8,803    100,000     14,217     14,217    100,000     23,421     23,421    100,000
      15      1,000     22,657      9,239      9,239    100,000     15,470     15,470    100,000     26,535     26,535    100,000
      16      1,000     24,840      9,643      9,643    100,000     16,754     16,754    100,000     29,955     29,955    100,000
      17      1,000     27,132     10,014     10,014    100,000     18,072     18,072    100,000     33,713     33,713    100,000
      18      1,000     29,539     10,348     10,348    100,000     19,421     19,421    100,000     37,845     37,845    100,000
      19      1,000     32,066     10,642     10,642    100,000     20,799     20,799    100,000     42,390     42,390    100,000
      20      1,000     34,719     10,895     10,895    100,000     22,208     22,208    100,000     47,395     47,395    100,000
    @ 65      1,000     69,761     10,770     10,770    100,000     38,237     38,237    100,000    136,319    136,319    166,310

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 38.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 0.93%. Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

                         PHL VARIABLE INSURANCE COMPANY              PAGE 1 OF 2

MALE 35 NEVERSMOKE                                         FACE AMOUNT: $100,000
                                                  INITIAL ANNUAL PREMIUM: $1,000

        THE PHOENIX EDGE(R) - VUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                     LIFE INSURANCE DEATH BENEFIT OPTION 2

                            ASSUMING CURRENT CHARGES

                                               CASH                             CASH                             CASH
           ASSUMED     PREMIUM    ACCOUNT    SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH
           PREMIUM     ACCUM.      VALUE       VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT
    YEAR   PAYMENTS    @ 5.0%      @ 0%        @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%     @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
       1      1,000      1,050        650          0    100,651        698          0    100,698        746          0    100,746
       2      1,000      2,153      1,430        559    101,431      1,571        700    101,572      1,718        846    101,718
       3      1,000      3,310      2,187      1,315    102,187      2,470      1,599    102,471      2,777      1,906    102,778
       4      1,000      4,526      2,919      2,048    102,920      3,396      2,525    103,397      3,932      3,061    103,933
       5      1,000      5,802      3,627      2,755    103,627      4,348      3,476    104,348      5,192      4,320    105,192
       6      1,000      7,142      4,308      3,646    104,308      5,326      4,663    105,326      6,564      5,901    106,564
       7      1,000      8,549      4,961      4,508    104,962      6,328      5,875    106,328      8,058      7,605    108,058
       8      1,000     10,027      5,587      5,343    105,588      7,355      7,111    107,356      9,686      9,442    109,686
       9      1,000     11,578      6,184      6,080    106,185      8,406      8,302    108,407     11,459     11,354    111,459
      10      1,000     13,207      6,752      6,752    106,752      9,482      9,482    109,483     13,391     13,391    113,392
      11      1,000     14,917      7,310      7,310    107,311     10,611     10,611    110,612     15,538     15,538    115,539
      12      1,000     16,713      7,842      7,842    107,843     11,771     11,771    111,772     17,889     17,889    117,889
      13      1,000     18,599      8,348      8,348    108,348     12,964     12,964    112,964     20,469     20,469    120,470
      14      1,000     20,579      8,826      8,826    108,826     14,189     14,189    114,189     23,318     23,318    123,319
      15      1,000     22,657      9,275      9,275    109,276     15,445     15,445    115,446     26,443     26,443    126,444
      16      1,000     24,840      9,696      9,696    109,697     16,735     16,735    116,735     29,873     29,873    129,873
      17      1,000     27,132     10,085     10,085    110,085     18,054     18,054    118,055     33,635     33,635    133,635
      18      1,000     29,539     10,438     10,438    110,438     19,401     19,401    119,402     37,759     37,759    137,760
      19      1,000     32,066     10,753     10,753    110,754     20,800     20,800    120,800     42,297     42,297    142,298
      20      1,000     34,719     11,027     11,027    111,027     22,223     22,223    122,224     47,285     47,285    147,286
    @ 65      1,000     69,761     11,509     11,509    111,510     37,967     37,967    137,967    134,284    134,284    234,285

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 32.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 0.93%. Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

                         PHL VARIABLE INSURANCE COMPANY              PAGE 2 OF 2

MALE 35 NEVERSMOKE                                         FACE AMOUNT: $100,000
                                                  INITIAL ANNUAL PREMIUM: $1,000

        THE PHOENIX EDGE(R) - VUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                     LIFE INSURANCE DEATH BENEFIT OPTION 2

                           ASSUMING GUARANTEED CHARGES

                                               CASH                             CASH                             CASH
           ASSUMED     PREMIUM    ACCOUNT    SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH
           PREMIUM     ACCUM.      VALUE       VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT
    YEAR   PAYMENTS    @ 5.0%      @ 0%        @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%     @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
       1      1,000      1,050        629          0    100,630        676          0    100,677        723          0    100,724
       2      1,000      2,153      1,387        516    101,388      1,525        654    101,526      1,669        798    101,670
       3      1,000      3,310      2,121      1,250    102,122      2,398      1,527    102,399      2,699      1,827    102,699
       4      1,000      4,526      2,830      1,958    102,830      3,295      2,424    103,296      3,819      2,948    103,820
       5      1,000      5,802      3,512      2,640    103,512      4,215      3,344    104,216      5,039      4,167    105,039
       6      1,000      7,142      4,166      3,504    104,167      5,158      4,495    105,158      6,365      5,702    106,365
       7      1,000      8,549      4,791      4,338    104,792      6,121      5,668    106,121      7,806      7,353    107,806
       8      1,000     10,027      5,387      5,143    105,388      7,105      6,861    107,106      9,373      9,129    109,374
       9      1,000     11,578      5,952      5,847    105,952      8,109      8,005    108,110     11,076     10,972    111,077
      10      1,000     13,207      6,485      6,485    106,485      9,133      9,133    109,134     12,929     12,929    112,930
      11      1,000     14,917      6,984      6,984    106,984     10,174     10,174    110,174     14,942     14,942    114,943
      12      1,000     16,713      7,447      7,447    107,447     11,230     11,230    111,230     17,130     17,130    117,130
      13      1,000     18,599      7,873      7,873    107,873     12,300     12,300    112,300     19,508     19,508    119,508
      14      1,000     20,579      8,260      8,260    108,261     13,382     13,382    113,383     22,093     22,093    122,093
      15      1,000     22,657      8,606      8,606    108,607     14,474     14,474    114,475     24,901     24,901    124,902
      16      1,000     24,840      8,909      8,909    108,910     15,573     15,573    115,574     27,954     27,954    127,955
      17      1,000     27,132      9,163      9,163    109,164     16,673     16,673    116,673     31,269     31,269    131,269
      18      1,000     29,539      9,362      9,362    109,362     17,765     17,765    117,766     34,864     34,864    134,864
      19      1,000     32,066      9,501      9,501    109,501     18,845     18,845    118,846     38,761     38,761    138,761
      20      1,000     34,719      9,571      9,571    109,572     19,902     19,902    119,902     42,981     42,981    142,982
    @ 65      1,000     69,761      5,011      5,011    105,011     26,894     26,894    126,895    109,621    109,621    209,622

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 32.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 0.93%. Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

                         PHL VARIABLE INSURANCE COMPANY              PAGE 1 OF 2

FEMALE 35 NEVERSMOKE                                       FACE AMOUNT: $100,000
                                                  INITIAL ANNUAL PREMIUM: $1,000

        THE PHOENIX EDGE(R) - VUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                     LIFE INSURANCE DEATH BENEFIT OPTION 2

                            ASSUMING CURRENT CHARGES

                                               CASH                             CASH                             CASH
           ASSUMED     PREMIUM    ACCOUNT    SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH
           PREMIUM     ACCUM.      VALUE       VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT
    YEAR   PAYMENTS    @ 5.0%      @ 0%        @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%     @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
       1      1,000      1,050        677          0    100,677        725          0    100,726        774         37    100,774
       2      1,000      2,153      1,482        746    101,483      1,626        889    101,627      1,776      1,039    101,777
       3      1,000      3,310      2,264      1,528    102,265      2,555      1,819    102,556      2,870      2,133    102,870
       4      1,000      4,526      3,023      2,286    103,023      3,513      2,776    103,513      4,064      3,327    104,064
       5      1,000      5,802      3,756      3,019    103,756      4,498      3,761    104,498      5,366      4,629    105,366
       6      1,000      7,142      4,463      3,904    104,464      5,511      4,951    105,512      6,786      6,226    106,786
       7      1,000      8,549      5,144      4,760    105,144      6,552      6,168    106,552      8,333      7,950    108,334
       8      1,000     10,027      5,797      5,590    105,797      7,620      7,413    107,620     10,022      9,815    110,022
       9      1,000     11,578      6,423      6,335    106,424      8,717      8,628    108,717     11,864     11,776    111,865
      10      1,000     13,207      7,024      7,024    107,025      9,844      9,844    109,845     13,877     13,877    113,878
      11      1,000     14,917      7,621      7,621    107,621     11,033     11,033    111,033     16,120     16,120    116,120
      12      1,000     16,713      8,196      8,196    108,196     12,261     12,261    112,262     18,582     18,582    118,582
      13      1,000     18,599      8,749      8,749    108,749     13,530     13,530    113,530     21,301     21,301    121,302
      14      1,000     20,579      9,279      9,279    109,280     14,840     14,840    114,840     24,300     24,300    124,300
      15      1,000     22,657      9,787      9,787    109,788     16,193     16,193    116,193     27,598     27,598    127,598
      16      1,000     24,840     10,271     10,271    110,271     17,588     17,588    117,588     31,224     31,224    131,224
      17      1,000     27,132     10,730     10,730    110,730     19,027     19,027    119,028     35,212     35,212    135,212
      18      1,000     29,539     11,163     11,163    111,163     20,533     20,533    120,533     39,598     39,598    139,599
      19      1,000     32,066     11,567     11,567    111,568     22,086     22,086    122,086     44,447     44,447    144,448
      20      1,000     34,719     11,943     11,943    111,944     23,686     23,686    123,687     49,785     49,785    149,785
    @ 65      1,000     69,761     14,679     14,679    114,680     43,369     43,369    143,369    145,112    145,112    245,113

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 37.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 0.93%. Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

                         PHL VARIABLE INSURANCE COMPANY              PAGE 2 OF 2

FEMALE 35 NEVERSMOKE                                       FACE AMOUNT: $100,000
                                                  INITIAL ANNUAL PREMIUM: $1,000

        THE PHOENIX EDGE(R) - VUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                     LIFE INSURANCE DEATH BENEFIT OPTION 2

                           ASSUMING GUARANTEED CHARGES

                                               CASH                             CASH                             CASH
           ASSUMED     PREMIUM    ACCOUNT    SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH
           PREMIUM     ACCUM.      VALUE       VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT
    YEAR   PAYMENTS    @ 5.0%      @ 0%        @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%     @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
       1      1,000      1,050        651          0    100,651        699          0    100,699        746         10    100,747
       2      1,000      2,153      1,430        693    101,430      1,570        834    101,571      1,717        980    101,717
       3      1,000      3,310      2,183      1,447    102,184      2,467      1,730    102,467      2,773      2,037    102,774
       4      1,000      4,526      2,912      2,175    102,912      3,388      2,651    103,388      3,924      3,187    103,924
       5      1,000      5,802      3,613      2,876    103,613      4,333      3,596    104,334      5,175      4,439    105,176
       6      1,000      7,142      4,287      3,727    104,287      5,302      4,742    105,302      6,538      5,978    106,538
       7      1,000      8,549      4,930      4,547    104,931      6,292      5,909    106,293      8,018      7,635    108,019
       8      1,000     10,027      5,544      5,338    105,545      7,306      7,099    107,306      9,629      9,423    109,630
       9      1,000     11,578      6,130      6,041    106,130      8,342      8,254    108,343     11,383     11,295    111,384
      10      1,000     13,207      6,687      6,687    106,687      9,403      9,403    109,404     13,296     13,296    113,296
      11      1,000     14,917      7,214      7,214    107,215     10,489     10,489    110,489     15,381     15,381    115,381
      12      1,000     16,713      7,713      7,713    107,714     11,599     11,599    111,600     17,655     17,655    117,655
      13      1,000     18,599      8,181      8,181    108,181     12,732     12,732    112,733     20,135     20,135    120,136
      14      1,000     20,579      8,616      8,616    108,617     13,888     13,888    113,889     22,840     22,840    122,841
      15      1,000     22,657      9,019      9,019    109,020     15,066     15,066    115,067     25,792     25,792    125,792
      16      1,000     24,840      9,386      9,386    109,386     16,263     16,263    116,264     29,010     29,010    129,011
      17      1,000     27,132      9,715      9,715    109,716     17,478     17,478    117,479     32,521     32,521    132,521
      18      1,000     29,539     10,004     10,004    110,005     18,708     18,708    118,708     36,348     36,348    136,349
      19      1,000     32,066     10,247     10,247    110,248     19,946     19,946    119,947     40,519     40,519    140,519
      20      1,000     34,719     10,444     10,444    110,445     21,193     21,193    121,193     45,065     45,065    145,066
    @ 65      1,000     69,761      9,460      9,460    109,461     33,519     33,519    133,520    121,039    121,039    221,040

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 37.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 0.93%. Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

POLICY OPTION C

ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES ("ACCOUNT VALUES")
AND CASH SURRENDER VALUES
--------------------------------------------------------------------------------
The tables on the following pages illustrate how a policy's Death Benefits, Account Values and Cash Surrender Value could vary over time assuming constant hypothetical gross (after tax) annual investment returns of 0%, 6% and 12%. The policy benefits will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the figures will be different if the returns averaged 0%, 6% or 12% over a period of years but went above or below those figures in individual policy years. The policy benefits also will differ, depending on your premium allocations to each Subaccount of the Account, if the overall actual rates of return averaged 0%, 6% or 12%, but went above or below those figures for the individual Subaccounts. The tables are for standard risk males and females that have never smoked. In states where cost of insurance rates are not based on gender, the tables designated "male" apply to all standard risk people who have never smoked. Account values and Cash Surrender Values may be lower for smokers or former smokers or for risk classes involving higher mortality risk. In these examples we assume planned premium payments are paid at the beginning of each policy year. The difference between the policy value and the cash surrender value is the surrender charge. Illustrated tables are included for death benefit Option 1 and death benefit Option 2.

    The death benefit, account value and Cash Surrender Value amounts reflect the following current charges:

    1. Issue charge of $1.50 per $1,000 of base face amount up to a maximum of $600.

    2.  Premium Expense Charge of 6% of all premiums.

    3. Cost of insurance charge. The tables illustrate cost of insurance at both the current rates and at the maximum rates guaranteed in the Policy.

    4. The monthly Mortality and Expense risk charge is equal to 0.075% of Policy Value each month during the first 10 policy years. After the 10th policy year, the monthly Mortality and Expense risk charge will vary by the amount of non-loaned Separate Account value relative to total face amount (base face amount + term rider face amount, if any + layer face amounts, if any). The following table lists the monthly Mortality and Expense risk charge applied in policy years 11 and after:

      ------------------------------------------------------------- -------------------------------------------------------
      Ratio of non-loaned account value to total face amount        Mortality and Expense risk charge
      ------------------------------------------------------------- -------------------------------------------------------
      Less than 40%                                                 0.075% of non-loaned Separate Account Value
      ------------------------------------------------------------- -------------------------------------------------------
      Greater than or equal to 40% and less than 60%                0.060% of non-loaned Separate Account Value
      ------------------------------------------------------------- -------------------------------------------------------
      Greater than or equal to 60%                                  0.055% of non-loaned Separate Account Value
      ------------------------------------------------------------- -------------------------------------------------------

These illustrations also assume an average investment advisory fee of 0.68% on an annual basis, of the average daily net asset value of each of the Series of the Funds. These illustrations also assume other ongoing average Fund expenses of 0.25%. All other Fund expenses, except capital items such as brokerage commissions, are paid by the Advisor or by Phoenix. Management may decide to limit the amount of expense reimbursement in the future. If expense reimbursement had not been in place for the fiscal year ended December 31, 2001, average total operating expenses for the Series would have been approximately 0.93% of the average net assets.

Taking into account the mortality and expense risk charge and the investment advisory fees and expenses, the gross annual investment return rates of 0%, 6% and 12% on the Funds' assets are equivalent to net annual investment return rates of approximately -0.93%, 5.07% and 11.07%, respectively. For individual illustrations, interest rates ranging between 0% and 12% may be selected in place of the 6% rate.

The hypothetical returns shown in the tables are without any tax charges that may be attributable to the Account in the future. If such tax charges are imposed in the future, then in order to produce after tax returns equal to those illustrated for 0%, 6% and 12%, a sufficiently higher amount in excess of the hypothetical interest rates would have to be earned.

The second column of each table shows the amount that would accumulate if an amount equal to the premiums paid were invested to earn interest, after taxes, at 5% compounded annually. These tables show that if a Policy is returned in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value may be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning a Policy for a relatively short time may be high.

On request, we will furnish the policy owner with a comparable illustration based on the age and sex of the proposed insured person(s), appropriate risk class assumptions, the current face amount and planned premium chosen.

                         PHL VARIABLE INSURANCE COMPANY              PAGE 1 OF 2

MALE 35 NEVERSMOKE                                         FACE AMOUNT: $100,000
                                                  INITIAL ANNUAL PREMIUM: $1,000

        THE PHOENIX EDGE(R) - VUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                         LIFE INSURANCE POLICY OPTION 1

                            ASSUMING CURRENT CHARGES

                                               CASH                             CASH                             CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
            PREMIUM     ACCUM.      VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
    YEAR    PAYMENTS    @ 5.0%      @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        651        216    100,000        699        263    100,000        747        311    100,000
        2      1,000      2,153      1,434        998    100,000      1,575      1,139    100,000      1,722      1,286    100,000
        3      1,000      3,310      2,194      1,758    100,000      2,479      2,043    100,000      2,786      2,351    100,000
        4      1,000      4,526      2,932      2,714    100,000      3,411      3,193    100,000      3,950      3,732    100,000
        5      1,000      5,802      3,646      3,646    100,000      4,371      4,371    100,000      5,221      5,221    100,000
        6      1,000      7,142      4,335      4,335    100,000      5,361      5,361    100,000      6,609      6,609    100,000
        7      1,000      8,549      4,999      4,999    100,000      6,379      6,379    100,000      8,126      8,126    100,000
        8      1,000     10,027      5,638      5,638    100,000      7,426      7,426    100,000      9,783      9,783    100,000
        9      1,000     11,578      6,250      6,250    100,000      8,501      8,501    100,000     11,595     11,595    100,000
       10      1,000     13,207      6,835      6,835    100,000      9,607      9,607    100,000     13,578     13,578    100,000
       11      1,000     14,917      7,411      7,411    100,000     10,769     10,769    100,000     15,785     15,785    100,000
       12      1,000     16,713      7,964      7,964    100,000     11,969     11,969    100,000     18,211     18,211    100,000
       13      1,000     18,599      8,492      8,492    100,000     13,209     13,209    100,000     20,883     20,883    100,000
       14      1,000     20,579      8,997      8,997    100,000     14,490     14,490    100,000     23,828     23,828    100,000
       15      1,000     22,657      9,475      9,475    100,000     15,813     15,813    100,000     27,073     27,073    100,000
       16      1,000     24,840      9,929      9,929    100,000     17,180     17,180    100,000     30,649     30,649    100,000
       17      1,000     27,132     10,354     10,354    100,000     18,590     18,590    100,000     34,593     34,593    100,000
       18      1,000     29,539     10,747     10,747    100,000     20,044     20,044    100,000     38,943     38,943    100,000
       19      1,000     32,066     11,107     11,107    100,000     21,548     21,548    100,000     43,769     43,769    100,000
       20      1,000     34,719     11,431     11,431    100,000     23,096     23,096    100,000     49,103     49,103    100,000
     @ 65      1,000     69,761     12,682     12,682    100,000     41,764     41,764    100,000    145,585    145,585    177,614

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 33.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 0.93%. Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

                         PHL VARIABLE INSURANCE COMPANY              PAGE 1 OF 2

MALE 35 NEVERSMOKE                                         FACE AMOUNT: $100,000
                                                  INITIAL ANNUAL PREMIUM: $1,000

        THE PHOENIX EDGE(R) - VUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                     LIFE INSURANCE DEATH BENEFIT OPTION 1

                           ASSUMING GUARANTEED CHARGES

                                               CASH                             CASH                             CASH
           ASSUMED     PREMIUM    ACCOUNT    SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH      ACCOUNT   SURRENDER    DEATH
           PREMIUM     ACCUM.      VALUE       VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE      VALUE     BENEFIT
    YEAR   PAYMENTS    @ 5.0%      @ 0%        @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
       1      1,000      1,050        630        195    100,000        678        242    100,000        725        289     100,000
       2      1,000      2,153      1,391        956    100,000      1,530      1,094    100,000      1,674      1,238     100,000
       3      1,000      3,310      2,129      1,693    100,000      2,408      1,972    100,000      2,709      2,273     100,000
       4      1,000      4,526      2,843      2,626    100,000      3,312      3,094    100,000      3,839      3,621     100,000
       5      1,000      5,802      3,533      3,533    100,000      4,242      4,242    100,000      5,071      5,071     100,000
       6      1,000      7,142      4,197      4,197    100,000      5,197      5,197    100,000      6,415      6,415     100,000
       7      1,000      8,549      4,834      4,834    100,000      6,178      6,178    100,000      7,881      7,881     100,000
       8      1,000     10,027      5,444      5,444    100,000      7,184      7,184    100,000      9,482      9,482     100,000
       9      1,000     11,578      6,024      6,024    100,000      8,215      8,215    100,000     11,228     11,228     100,000
      10      1,000     13,207      6,577      6,577    100,000      9,272      9,272    100,000     13,137     13,137     100,000
      11      1,000     14,917      7,098      7,098    100,000     10,353     10,353    100,000     15,222     15,222     100,000
      12      1,000     16,713      7,587      7,587    100,000     11,458     11,458    100,000     17,501     17,501     100,000
      13      1,000     18,599      8,042      8,042    100,000     12,587     12,587    100,000     19,995     19,995     100,000
      14      1,000     20,579      8,463      8,463    100,000     13,740     13,740    100,000     22,725     22,725     100,000
      15      1,000     22,657      8,846      8,846    100,000     14,915     14,915    100,000     25,715     25,715     100,000
      16      1,000     24,840      9,191      9,191    100,000     16,112     16,112    100,000     28,993     28,993     100,000
      17      1,000     27,132      9,492      9,492    100,000     17,328     17,328    100,000     32,587     32,587     100,000
      18      1,000     29,539      9,743      9,743    100,000     18,558     18,558    100,000     36,530     36,530     100,000
      19      1,000     32,066      9,940      9,940    100,000     19,799     19,799    100,000     40,859     40,859     100,000
      20      1,000     34,719     10,077     10,077    100,000     21,046     21,046    100,000     45,617     45,617     100,000
    @ 65      1,000     69,761      6,517      6,517    100,000     32,844     32,844    100,000    129,729    129,729     158,270

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 33.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 0.93%. Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

                         PHL VARIABLE INSURANCE COMPANY              PAGE 2 OF 2

FEMALE 35 NEVERSMOKE                                       FACE AMOUNT: $100,000
                                                  INITIAL ANNUAL PREMIUM: $1,000

        THE PHOENIX EDGE(R) - VUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                     LIFE INSURANCE DEATH BENEFIT OPTION 1

                            ASSUMING CURRENT CHARGES

                                               CASH                             CASH                             CASH
           ASSUMED     PREMIUM    ACCOUNT    SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH
           PREMIUM     ACCUM.      VALUE       VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT
    YEAR   PAYMENTS    @ 5.0%      @ 0%        @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%     @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
       1      1,000      1,050        678        309    100,000        726        358    100,000        775        407    100,000
       2      1,000      2,153      1,485      1,117    100,000      1,629      1,261    100,000      1,780      1,411    100,000
       3      1,000      3,310      2,271      1,902    100,000      2,562      2,194    100,000      2,878      2,510    100,000
       4      1,000      4,526      3,033      2,849    100,000      3,525      3,341    100,000      4,078      3,894    100,000
       5      1,000      5,802      3,772      3,772    100,000      4,518      4,518    100,000      5,391      5,391    100,000
       6      1,000      7,142      4,487      4,487    100,000      5,542      5,542    100,000      6,825      6,825    100,000
       7      1,000      8,549      5,177      5,177    100,000      6,596      6,596    100,000      8,393      8,393    100,000
       8      1,000     10,027      5,841      5,841    100,000      7,681      7,681    100,000     10,107     10,107    100,000
       9      1,000     11,578      6,481      6,481    100,000      8,800      8,800    100,000     11,985     11,985    100,000
      10      1,000     13,207      7,098      7,098    100,000      9,954      9,954    100,000     14,042     14,042    100,000
      11      1,000     14,917      7,710      7,710    100,000     11,172     11,172    100,000     16,337     16,337    100,000
      12      1,000     16,713      8,302      8,302    100,000     12,434     12,434    100,000     18,864     18,864    100,000
      13      1,000     18,599      8,875      8,875    100,000     13,743     13,743    100,000     21,652     21,652    100,000
      14      1,000     20,579      9,427      9,427    100,000     15,101     15,101    100,000     24,728     24,728    100,000
      15      1,000     22,657      9,960      9,960    100,000     16,510     16,510    100,000     28,120     28,120    100,000
      16      1,000     24,840     10,471     10,471    100,000     17,970     17,970    100,000     31,862     31,862    100,000
      17      1,000     27,132     10,960     10,960    100,000     19,485     19,485    100,000     35,993     35,993    100,000
      18      1,000     29,539     11,426     11,426    100,000     21,061     21,061    100,000     40,556     40,556    100,000
      19      1,000     32,066     11,867     11,867    100,000     22,696     22,696    100,000     45,621     45,621    100,000
      20      1,000     34,719     12,284     12,284    100,000     24,391     24,391    100,000     51,222     51,222    100,000
    @ 65      1,000     69,761     15,561     15,561    100,000     45,986     45,986    100,000    152,591    152,591    186,161

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 38.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 0.93%. Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

                         PHL VARIABLE INSURANCE COMPANY              PAGE 2 OF 2

FEMALE 35 NEVERSMOKE                                       FACE AMOUNT: $100,000
                                                  INITIAL ANNUAL PREMIUM: $1,000

        THE PHOENIX EDGE(R) - VUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                     LIFE INSURANCE DEATH BENEFIT OPTION 1

                           ASSUMING GUARANTEED CHARGES

                                               CASH                             CASH                             CASH
           ASSUMED     PREMIUM    ACCOUNT    SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH
           PREMIUM     ACCUM.      VALUE       VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT
    YEAR   PAYMENTS    @ 5.0%      @ 0%        @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%     @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
       1      1,000      1,050        652        284    100,000        700        331    100,000        748        379    100,000
       2      1,000      2,153      1,433      1,065    100,000      1,574      1,206    100,000      1,721      1,353    100,000
       3      1,000      3,310      2,191      1,822    100,000      2,475      2,107    100,000      2,783      2,414    100,000
       4      1,000      4,526      2,924      2,740    100,000      3,403      3,219    100,000      3,941      3,757    100,000
       5      1,000      5,802      3,632      3,632    100,000      4,357      4,357    100,000      5,205      5,205    100,000
       6      1,000      7,142      4,315      4,315    100,000      5,338      5,338    100,000      6,584      6,584    100,000
       7      1,000      8,549      4,969      4,969    100,000      6,345      6,345    100,000      8,088      8,088    100,000
       8      1,000     10,027      5,597      5,597    100,000      7,378      7,378    100,000      9,730      9,730    100,000
       9      1,000     11,578      6,198      6,198    100,000      8,441      8,441    100,000     11,525     11,525    100,000
      10      1,000     13,207      6,773      6,773    100,000      9,533      9,533    100,000     13,489     13,489    100,000
      11      1,000     14,917      7,321      7,321    100,000     10,656     10,656    100,000     15,641     15,641    100,000
      12      1,000     16,713      7,843      7,843    100,000     11,811     11,811    100,000     17,999     17,999    100,000
      13      1,000     18,599      8,338      8,338    100,000     12,998     12,998    100,000     20,585     20,585    100,000
      14      1,000     20,579      8,803      8,803    100,000     14,217     14,217    100,000     23,421     23,421    100,000
      15      1,000     22,657      9,239      9,239    100,000     15,470     15,470    100,000     26,535     26,535    100,000
      16      1,000     24,840      9,643      9,643    100,000     16,754     16,754    100,000     29,955     29,955    100,000
      17      1,000     27,132     10,014     10,014    100,000     18,072     18,072    100,000     33,713     33,713    100,000
      18      1,000     29,539     10,348     10,348    100,000     19,421     19,421    100,000     37,845     37,845    100,000
      19      1,000     32,066     10,642     10,642    100,000     20,799     20,799    100,000     42,390     42,390    100,000
      20      1,000     34,719     10,895     10,895    100,000     22,208     22,208    100,000     47,395     47,395    100,000
    @ 65      1,000     69,761     10,770     10,770    100,000     38,237     38,237    100,000    136,319    136,319    166,310

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 38.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 0.93%. Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

                         PHL VARIABLE INSURANCE COMPANY              PAGE 1 OF 2

MALE 35 NEVERSMOKE                                         FACE AMOUNT: $100,000
                                                  INITIAL ANNUAL PREMIUM: $1,000

        THE PHOENIX EDGE(R) - VUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                     LIFE INSURANCE DEATH BENEFIT OPTION 2

                            ASSUMING CURRENT CHARGES

                                               CASH                             CASH                             CASH
           ASSUMED     PREMIUM    ACCOUNT    SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH     ACCOUNT   SURRENDER    DEATH
           PREMIUM     ACCUM.      VALUE       VALUE    BENEFIT      VALUE      VALUE    BENEFIT     VALUE      VALUE     BENEFIT
    YEAR   PAYMENTS    @ 5.0%      @ 0%        @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%     @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
       1      1,000      1,050        650        215    100,651        698        262    100,698        746        310    100,746
       2      1,000      2,153      1,430        995    101,431      1,571      1,135    101,572      1,718      1,282    101,718
       3      1,000      3,310      2,187      1,751    102,187      2,470      2,035    102,471      2,777      2,341    102,778
       4      1,000      4,526      2,919      2,701    102,920      3,396      3,178    103,397      3,932      3,715    103,933
       5      1,000      5,802      3,627      3,627    103,627      4,348      4,348    104,348      5,192      5,192    105,192
       6      1,000      7,142      4,308      4,308    104,308      5,326      5,326    105,326      6,564      6,564    106,564
       7      1,000      8,549      4,961      4,961    104,962      6,328      6,328    106,328      8,058      8,058    108,058
       8      1,000     10,027      5,587      5,587    105,588      7,355      7,355    107,356      9,686      9,686    109,686
       9      1,000     11,578      6,184      6,184    106,185      8,406      8,406    108,407     11,459     11,459    111,459
      10      1,000     13,207      6,752      6,752    106,752      9,482      9,482    109,483     13,391     13,391    113,392
      11      1,000     14,917      7,308      7,308    107,308     10,608     10,608    110,608     15,534     15,534    115,534
      12      1,000     16,713      7,838      7,838    107,838     11,764     11,764    111,765     17,878     17,878    117,879
      13      1,000     18,599      8,340      8,340    108,341     12,952     12,952    112,953     20,447     20,447    120,447
      14      1,000     20,579      8,816      8,816    108,817     14,173     14,173    114,173     23,265     23,265    123,266
      15      1,000     22,657      9,263      9,263    109,263     15,424     15,424    115,424     26,353     26,353    126,353
      16      1,000     24,840      9,681      9,681    109,682     16,707     16,707    116,708     29,737     29,737    129,737
      17      1,000     27,132     10,067     10,067    110,067     18,020     18,020    118,021     33,444     33,444    133,445
      18      1,000     29,539     10,417     10,417    110,417     19,360     19,360    119,360     37,503     37,503    137,504
      19      1,000     32,066     10,729     10,729    110,730     20,731     20,731    120,732     41,961     41,961    141,962
      20      1,000     34,719     11,000     11,000    111,001     22,125     22,125    122,125     46,857     46,857    146,858
    @ 65      1,000     69,761     11,453     11,453    111,453     37,369     37,369    137,370    131,539    131,539    231,540

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 32.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 0.93%. Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

                         PHL VARIABLE INSURANCE COMPANY              PAGE 2 0F 2

MALE 35 NEVERSMOKE                                         FACE AMOUNT: $100,000
                                                  INITIAL ANNUAL PREMIUM: $1,000

        THE PHOENIX EDGE(R) - VUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                     LIFE INSURANCE DEATH BENEFIT OPTION 2

                           ASSUMING GUARANTEED CHARGES

                                               CASH                             CASH                             CASH
           ASSUMED     PREMIUM    ACCOUNT    SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH
           PREMIUM     ACCUM.      VALUE       VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT
    YEAR   PAYMENTS    @ 5.0%      @ 0%        @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%     @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
       1      1,000      1,050        629        193    100,630        676        240    100,677        723        288    100,724
       2      1,000      2,153      1,387        952    101,388      1,525      1,090    101,526      1,669      1,233    101,670
       3      1,000      3,310      2,121      1,685    102,122      2,398      1,963    102,399      2,699      2,263    102,699
       4      1,000      4,526      2,830      2,612    102,830      3,295      3,078    103,296      3,819      3,602    103,820
       5      1,000      5,802      3,512      3,512    103,512      4,215      4,215    104,216      5,039      5,039    105,039
       6      1,000      7,142      4,166      4,166    104,167      5,158      5,158    105,158      6,365      6,365    106,365
       7      1,000      8,549      4,791      4,791    104,792      6,121      6,121    106,121      7,806      7,806    107,806
       8      1,000     10,027      5,387      5,387    105,388      7,105      7,105    107,106      9,373      9,373    109,374
       9      1,000     11,578      5,952      5,952    105,952      8,109      8,109    108,110     11,076     11,076    111,077
      10      1,000     13,207      6,485      6,485    106,485      9,133      9,133    109,134     12,929     12,929    112,930
      11      1,000     14,917      6,984      6,984    106,984     10,174     10,174    110,174     14,942     14,942    114,943
      12      1,000     16,713      7,447      7,447    107,447     11,230     11,230    111,230     17,130     17,130    117,130
      13      1,000     18,599      7,873      7,873    107,873     12,300     12,300    112,300     19,508     19,508    119,508
      14      1,000     20,579      8,260      8,260    108,261     13,382     13,382    113,383     22,093     22,093    122,093
      15      1,000     22,657      8,606      8,606    108,607     14,474     14,474    114,475     24,901     24,901    124,902
      16      1,000     24,840      8,909      8,909    108,910     15,573     15,573    115,574     27,954     27,954    127,955
      17      1,000     27,132      9,163      9,163    109,164     16,673     16,673    116,673     31,269     31,269    131,269
      18      1,000     29,539      9,362      9,362    109,362     17,765     17,765    117,766     34,864     34,864    134,864
      19      1,000     32,066      9,501      9,501    109,501     18,845     18,845    118,846     38,761     38,761    138,761
      20      1,000     34,719      9,571      9,571    109,572     19,902     19,902    119,902     42,981     42,981    142,982
    @ 65      1,000     69,761      5,011      5,011    105,011     26,894     26,894    126,895    109,621    109,621    209,622

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 32.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 0.93%. Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

                         PHL VARIABLE INSURANCE COMPANY              PAGE 1 OF 2

FEMALE 35 NEVERSMOKE                                       FACE AMOUNT: $100,000
                                                  INITIAL ANNUAL PREMIUM: $1,000

        THE PHOENIX EDGE(R) - VUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                     LIFE INSURANCE DEATH BENEFIT OPTION 2

                            ASSUMING CURRENT CHARGES

                                               CASH                             CASH                             CASH
           ASSUMED     PREMIUM    ACCOUNT    SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH
           PREMIUM     ACCUM.      VALUE       VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT
    YEAR   PAYMENTS    @ 5.0%      @ 0%        @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%     @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
       1      1,000      1,050        677        308    100,677        725        357    100,726        774        406    100,774
       2      1,000      2,153      1,482      1,114    101,483      1,626      1,258    101,627      1,776      1,408    101,777
       3      1,000      3,310      2,264      1,896    102,265      2,555      2,187    102,556      2,870      2,502    102,870
       4      1,000      4,526      3,023      2,839    103,023      3,513      3,329    103,513      4,064      3,879    104,064
       5      1,000      5,802      3,756      3,756    103,756      4,498      4,498    104,498      5,366      5,366    105,366
       6      1,000      7,142      4,463      4,463    104,464      5,511      5,511    105,512      6,786      6,786    106,786
       7      1,000      8,549      5,144      5,144    105,144      6,552      6,552    106,552      8,333      8,333    108,334
       8      1,000     10,027      5,797      5,797    105,797      7,620      7,620    107,620     10,022     10,022    110,022
       9      1,000     11,578      6,423      6,423    106,424      8,717      8,717    108,717     11,864     11,864    111,865
      10      1,000     13,207      7,024      7,024    107,025      9,844      9,844    109,845     13,877     13,877    113,878
      11      1,000     14,917      7,618      7,618    107,619     11,029     11,029    111,030     16,115     16,115    116,116
      12      1,000     16,713      8,191      8,191    108,192     12,254     12,254    112,254     18,571     18,571    118,571
      13      1,000     18,599      8,741      8,741    108,742     13,518     13,518    113,519     21,270     21,270    121,270
      14      1,000     20,579      9,269      9,269    109,270     14,823     14,823    114,823     24,236     24,236    124,236
      15      1,000     22,657      9,774      9,774    109,775     16,170     16,170    116,171     27,494     27,494    127,494
      16      1,000     24,840     10,255     10,255    110,255     17,559     17,559    117,560     31,071     31,071    131,072
      17      1,000     27,132     10,711     10,711    110,712     18,992     18,992    118,992     35,001     35,001    135,002
      18      1,000     29,539     11,141     11,141    111,141     20,472     20,472    120,472     39,318     39,318    139,318
      19      1,000     32,066     11,542     11,542    111,542     21,995     21,995    121,996     44,084     44,084    144,085
      20      1,000     34,719     11,915     11,915    111,915     23,563     23,563    123,564     49,324     49,324    149,324
    @ 65      1,000     69,761     14,616     14,616    114,617     42,679     42,679    142,679    142,175    142,175    242,175

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 37.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 0.93%. Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

                         PHL VARIABLE INSURANCE COMPANY              PAGE 2 OF 2

FEMALE 35 NEVERSMOKE                                       FACE AMOUNT: $100,000
                                                  INITIAL ANNUAL PREMIUM: $1,000

        THE PHOENIX EDGE(R) - VUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                     LIFE INSURANCE DEATH BENEFIT OPTION 2

                           ASSUMING GUARANTEED CHARGES

                                               CASH                             CASH                             CASH
           ASSUMED     PREMIUM    ACCOUNT    SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH      ACCOUNT   SURRENDER   DEATH
           PREMIUM     ACCUM.      VALUE       VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT
    YEAR   PAYMENTS    @ 5.0%      @ 0%        @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%     @ 12%
   ------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
       1      1,000      1,050        651        283    100,651        699        330    100,699        746        378    100,747
       2      1,000      2,153      1,430      1,061    101,430      1,570      1,202    101,571      1,717      1,348    101,717
       3      1,000      3,310      2,183      1,815    102,184      2,467      2,098    102,467      2,773      2,405    102,774
       4      1,000      4,526      2,912      2,727    102,912      3,388      3,204    103,388      3,924      3,740    103,924
       5      1,000      5,802      3,613      3,613    103,613      4,333      4,333    104,334      5,175      5,175    105,176
       6      1,000      7,142      4,287      4,287    104,287      5,302      5,302    105,302      6,538      6,538    106,538
       7      1,000      8,549      4,930      4,930    104,931      6,292      6,292    106,293      8,018      8,018    108,019
       8      1,000     10,027      5,544      5,544    105,545      7,306      7,306    107,306      9,629      9,629    109,630
       9      1,000     11,578      6,130      6,130    106,130      8,342      8,342    108,343     11,383     11,383    111,384
      10      1,000     13,207      6,687      6,687    106,687      9,403      9,403    109,404     13,296     13,296    113,296
      11      1,000     14,917      7,214      7,214    107,215     10,489     10,489    110,489     15,381     15,381    115,381
      12      1,000     16,713      7,713      7,713    107,714     11,599     11,599    111,600     17,655     17,655    117,655
      13      1,000     18,599      8,181      8,181    108,181     12,732     12,732    112,733     20,135     20,135    120,136
      14      1,000     20,579      8,616      8,616    108,617     13,888     13,888    113,889     22,840     22,840    122,841
      15      1,000     22,657      9,019      9,019    109,020     15,066     15,066    115,067     25,792     25,792    125,792
      16      1,000     24,840      9,386      9,386    109,386     16,263     16,263    116,264     29,010     29,010    129,011
      17      1,000     27,132      9,715      9,715    109,716     17,478     17,478    117,479     32,521     32,521    132,521
      18      1,000     29,539     10,004     10,004    110,005     18,708     18,708    118,708     36,348     36,348    136,349
      19      1,000     32,066     10,247     10,247    110,248     19,946     19,946    119,947     40,519     40,519    140,519
      20      1,000     34,719     10,444     10,444    110,445     21,193     21,193    121,193     45,065     45,065    145,066
    @ 65      1,000     69,761      9,460      9,460    109,461     33,519     33,519    133,520    121,039    121,039    221,040

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 37.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 0.93%. Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.